Exhibit 99.10.1

SINO WISH LIMITED

INDEX TO FINANCIAL STATEMENTS
Page

Balance Sheets as of December 31, 2011 (unaudited) and March 31, 2011	1

Statements of Operations (unaudited)
for the nine months ended December 31, 2011 and 2010	2

Statement of Stockholder’s Deficit (unaudited)
for the nine months ended December 31, 2011	3

Statements of Cash Flows (unaudited)
for the nine months ended December 31, 2011 and 2010	4

Notes to the Financial Statements (unaudited)	5 – 15

SINO WISH LIMITED
BALANCE SHEETS

	December 31, 2011	March 31, 2011
ASSETS	(unaudited)
CURRENTS ASSETS
Cash	$ 8,227	$ 17,032
Inventories	11,436	1,618
Total current assets	19,663	18,650
Property and equipment, net	42,272	48,196
Security deposits and prepayments	63,750	61,856

TOTAL ASSETS	$ 125,685	$ 128,702

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 79,811	$ 45,621

TOTAL CURRENT LIABILITIES	79,811	45,621
Stockholder’s loan	101,382	151,862
TOTAL LIABILITIES	181,193	197,483

STOCKHOLDER'S EQUITY
Common stock, 10,000 shares authorized with par value $0.128;
1 shares issued and outstanding	1	1
Accumulated loss	(55,509)	(68,782)
TOTAL STOCKHOLDER'S EQUITY	(55,508)	(68,781)

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 125,685	$ 128,702

See accompanying notes to financial statements.

SINO WISH LIMITED
STATEMENTS OF OPERATIONS (UNAUDITED)
	Nine months ended December	Nine months ended December
	31, 2011	31, 2010
Revenue	$ 358,126	$ 278,732
Cost of goods sold (exclusive of depreciation)	(107,944)	(87,294)

Gross profit	250,182	191,438

Operating expenses	(236,971)	(244,963)

OPERATING INCOME/(LOSS)	13,211	(53,525)

Other income	2,718	3,091

Other expenses	(2,656)	(114)

Total other income, net	62	2,977

NET INCOME/(LOSS) BEFORE INCOME TAXES	13,273	(50,548)

INCOME TAX EXPENSES	-	-

NET INCOME/(LOSS)	$ 13,273	$ (50,548)

Net income/(loss) per common share
Basic and fully diluted	$ 13,273	$ (50,548)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1	1
See accompanying notes to financial statements.

SINO WISH LIMITED
STATEMENT OF STOCKHOLDER'S DEFICIT (UNAUDITED)

	Common Stock, Par value of $0.128			Total
			Accumulated	stockholder's
	Number	Amount	loss	deficit

Balance at November 26, 2009 (date of inception)	-	$ -	$ -	$ -
Common stock issued for cash	1	1	-	1
Net loss from November 26, 2009 (Date of Inception) to March 31, 2010	-	-	(16,517)	(16,517)
Balance as of March 31, 2010	1	1	(16,517)	(16,516)

Net loss for the year ended March 31, 2011	-	-	(52,265)	(52,265)
Balance as of March 31, 2011	1	1	(68,782)	(68,781)

Net income for the nine months ended December 31, 2011	-	-	13,273	13,273
Balance as of December 31, 2011	1	$ 1	$ (55,509)	$ (55,508)

SINO WISH LIMITED
STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine months ended December 31, 2011	Nine months ended December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)	$ 13,273	$ (50,548)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,347	6,114
Changes in operating assets and liabilities:
Inventories	(9,818)	130
Security deposits and prepayments	(1,894)	32,614
Accounts payable and accrued expenses	34,190	16,357
NET CASH PROVIDED BY OPERATING ACTIVITIES	42,098	4,667

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of fixed assets	(423)	(26,989)

NET CASH USED IN INVESTING ACTIVITIES	(423)	(26,989)

CASH FLOWS FROM FINANCING ACTIVITIES
(Repayment to)/proceeds from stockholder’s loan	(50,480)	25,118
NET CASH (USED IN)/PROVIDED BY FINANCING ACTIVITIES	(50,480)	25,118

NET (DECREASE)/INCREASE IN CASH	(8,805)	2,796
CASH
Beginning of period	$ 17,032	$ 10,409

End of period	$ 8,227	$ 13,205

See accompanying notes to financial statements.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 ORGANIZATION

Sino Wish Limited (the “Company”) is a limited liability company incorporated on November 26, 2009 and domiciled in Hong Kong.  The Company’s principal activity is to provide catering services in Hong Kong.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting   principles generally accepted in the United States of America (“US GAAP”). The Company’s functional   currency is the Hong Kong Dollar, however the accompanying financial statements have   been translated and presented in United States Dollars.

(b)

 Use of estimates

The preparation of financial statements in conformity with US GAAP requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include the reserves related to deposits and prepayments, the recoverability and useful lives of long lived assets      and realizable values for inventories.

(c)

Going concern and management’s plans

These financial statements have been prepared assuming that the Company will continue as a going concern and, accordingly, they do not include any adjustments that might result from the outcome of this uncertainty.  The Company’s minimal revenues, its dependency from continued funding from its stockholders raise substantial double about its ability to continue as a going concern. The Company's business plan includes raising funds from outside potential investors.  However, there is no assurance that it will be able to do so.

(d)

Foreign currency translation

Assets and liabilities are translated at the rate of exchange in effect on the balance sheet date;   income and expenses are translated at the average rate of exchange prevailing during the   period. The related transaction adjustments are reflected in “Accumulated other   comprehensive income / (loss)’’ in the equity section of the balance sheet.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(d)

Foreign currency translation (Cont’d)

	December 31,	December 31,	March 31,
	2011	2010	2011

Period end closing HK$:US$ exchange rate	$7.7688	$7.7822	$7.7884
Average HK$:US$ exchange rate	$7.7817	$7.7703	-

(e)

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment

losses. Improvements to leased assets or fixtures are amortized over their estimated useful   lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which   do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset’s estimated useful lives or lease period, using the straight  line method, at the following annual rates:-

Furniture and equipment: 10% - 20%, per annum

Computer equipment: 10%, per annum

Leasehold improvement: Over the lease term

(f)

 Inventories

Inventories consist of finished goods which include food and beverage materials and products for catering service.  Inventories are measured at the lower of cost or market. The cost of inventories comprises all costs of purchases, costs of conversion and other costs   incurred in bringing the inventories to their present location and condition and is assigned by using a first-in first-out basis. Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if a valuation allowance is required.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(g)

Security deposits

Security deposits mainly consist of rental and management fee security deposits,

electricity and water meter deposits.

(h)

Cash

Cash consist of cash on hand and at banks.  The Company's cash deposits are held with

financial institutions located in Hong Kong.  Management believes these financial   institutions are of high credit quality.

(i)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of

ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are   reviewed for possible impairment whenever events indicate that the carrying amount of such   assets may not be recoverable by comparing the undiscounted cash flows associated with the   assets to their carrying amounts. If such a review indicates an impairment, the carrying   amount would be reduced to fair value.

Based on the Company’s assessment, there were no events or changes in circumstances that would indicate any impairment of long-lived assets as of December 31, 2011 and March 31, 2011.

(j)

 Accounts payable and accrued expenses consist of the following:

	As of December 31, 2011	As of March 31, 2011
	(Unaudited)
Accounts payable	$ 55,752	$ 11,706
Accrued expenses
Legal and professional fees	-	3,010
Payroll and other operating expenses	24,059	30,905
	$ 79,811	$ 45,621

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(k)

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar  assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

The carrying values of cash, accounts payable and accrued

expenses, and stockholder’s loan approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of December 31, 2011 and March 31, 2011.

(l)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with

ASC 740 “Income Taxes”. A deferred tax asset or liability is recorded for all temporary   differences between financial and tax reporting. Temporary differences are the differences   between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets   are reduced by a valuation allowance when, in the opinion of management, it is more likely   than not that some portion or all of the deferred tax assets will not be realized.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(l)

Income Taxes (Cont’d)

Deferred income tax assets and liabilities are determined based upon differences between the   financial reporting and tax bases of assets and liabilities and are measured using the enacted   tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management

concludes it is more likely than not that the assets will not be realized.  Deferred tax assets   and liabilities are measured using enacted tax rates expected to apply to taxable income in   the years in which those temporary differences are expected to be recovered or settled.  The   effect on deferred tax assets and liabilities of a change in tax rates is recognized in the   statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for

financial statement recognition and measurement of a tax position taken in the tax return.   This interpretation also provides guidance on de-recognition of income tax assets and   liabilities, classification of current and deferred income tax assets and liabilities, accounting   for interest and penalties associated with tax positions, accounting for income taxes in   interim periods and income tax disclosures.

(m)

Other comprehensive income

The Company has adopted ASC 220 “Comprehensive Income”.  This statement establishes

rules for the reporting of comprehensive income and its components.  Comprehensive   income consists of net income and foreign currency translation adjustments.

(n)

Revenue recognition

Revenue represents the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

a.

Persuasive evidence of an arrangement exists.

b.

Services had been rendered.

c.

The seller’s price to the buyer is fixed or determinable, and

d.

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold. Other income   for tips is recognized on cash basis.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(o)

Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the   Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed   under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a   defined contribution scheme, the assets of which are held in separate trustee-administered   funds. The Company's contributions to the scheme are expensed as incurred and are vested   in accordance with the scheme' vesting scales.

(p)

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal

proceedings and environmental claims arising out of the normal course of businesses that   relate to a wide range of matters, including among others, contracts breach liability. The   Company records accruals for such contingencies based upon the assessment of the   probability of occurrence and, where determinable, an estimate of the liability. Management   may consider many factors in making these assessments including past history, scientific   evidence and the specifics of each matter.

As of December 31, 2011, the Company's management has evaluated all such proceedings and claims. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

(q)

Recent Accounting Pronouncements

We describe below recent pronouncements that have had or may have a significant effect on   our financial statements. We do not discuss recent pronouncements that are not anticipated   to have an impact on or are unrelated to our financial condition, results of operations, or   disclosures.

In June 2011, the FASB issued ASU 2011-05, which is an update to Topic 220, “Comprehensive Income.” This update eliminates the option of presenting the components of other comprehensive income as part of the statement of changes in stockholders’ equity, requires consecutive presentation of the statement of net income and other comprehensive income and requires reclassification adjustments from other comprehensive income to net income to be shown on the financial statements.  ASU 2011-05 is effective for all interim and annual reporting periods beginning after December 15, 2011. The Company does not expect the adoption of this guidance to have a material impact on its financial position or results of operations.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 3 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company. Property and equipment as of December 31, 2011 and March 31, 2011 are summarized as follows:

	December 31, 2011	March 31, 2011
	(Unaudited)
Furniture & equipment	$ 22,626	$ 22,263
Leasehold improvement	27,216	27,147
Computer equipment	7,651	7,651
	-	-
Total	57,493	57,061
Accumulated depreciation and amortization	(15,221)	(8,865)
Balance	$ 42,272	$ 48,196

Depreciation and amortization expense for the nine months ended December 31, 2011 and 2010 were $6,347 and $6,114, respectively.

NOTE 4 SECURITY DEPOSITS AND PREPAYMENTS

Security deposits mainly consist of rental and management fee security deposits, electricity and water meter deposits for company owned restaurant.  Security and deposits as of December 31, 2011 and March 31, 2011 are summarized as follows:

	December 31, 2011	March 31, 2011
	(unaudited)
Rental and management fee security deposit	$ 54,520	$ 54,306
Electricity and gas deposit	5,795	5,778
Water deposit	770	770
Food supplies and other deposits	2,665	1,002
	$ 63,750	$ 61,856

NOTE 5 COST OF GOODS SOLD

Cost of goods sold consists of finished goods including food and beverage materials and products for the catering services sold by the company-owned restaurant and exclusive of depreciation expenses which are shown separately under Note 6 Operating Expenses.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 6 OPERATING EXPENSES

Operating expenses consist of the following for the nine months ended December 31, 2011 and 2010.

	Nine months ended December 31, 2011	Nine months ended December 31, 2010
	(Unaudited)	(Unaudited)
Staff costs	$ 96,391	$ 104,033
Property rent, rate and management fee	82,715	81,806
Electricity and utilities	15,360	16,540
Depreciation	6,347	6,114
Others	36,158	36,470
Total	$ 236,971	$ 244,963

NOTE 7 FRANCHISE ARRANGEMENTS

Franchise arrangements are pursuant to franchise agreements entered by the Company as the franchisee and Hippo Lace Limited (“HLL”) as the franchisor.  The Agreements require payment of franchise fees on anniversary basis and continuing monthly management fee base upon a percent of franchisees’ net income after tax to HLL throughout the term of franchise.  Under this arrangement, a franchise agreement was entered in March 2010 in which the Company is granted the right to operate a café bistro using the brand name “Caffe Kenon” for a term of 3 years from March 1, 2010.  Franchise fee expenses on the use of the license of the brand name and trademark “Caffe Kenon” is recorded upon the granting of the non-exclusive rights by HLL as the fee is non-refundable to and non-cancellable by the Company.

The franchisee pays related occupancy costs including rent, property management fee and government rent and rates, insurance and maintenance for their owned restaurant.  Franchisor has no obligation to any legal consequences arose from what the franchisee assumed.

The franchisee have the right to renew for one additional term equal to the initial term granted under Franchisor’s franchise agreement after expiration of the initial term provided that franchisee has, during the term of the agreement, substantially complied with all its provisions.  Franchisee must pay franchisor, three months prior to the date of renewal, a renewal fee to be agreed between franchisor and the franchisee.

Future minimum franchise fee payments due from the Company under existing franchise arrangements are:

	As of December 31, 2011	As of March 31, 2011
	(unaudited)	(unaudited)
2012	$ -	$ 10,272
2013	10,272	10,272
Total	$ 10,272	$ 20,544

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 8 OTHER INCOME

Other income mainly represented the tips income from customers.

NOTE 9 INCOME TAX

The Company is subject to income tax on income derived from the tax jurisdictions in which it operates.

The Company has not provided for income tax as the amount involved is immaterial.  Substantially all of the Company’s income before income tax expenses is generated in Hong Kong.

A reconciliation of the expected income tax expenses or credit (based on HK income tax rate) to the actual income tax expenses or credit is as follows:

	Nine months ended December 31, 2011 (Unaudited)	Nine months ended December 31, 2010 (Unaudited)
Income /(loss) before tax	$ 13,273	$ (50,548)
HK income tax rate	16.5%	16.5%
Expected income tax expenses /(credit) calculated at HK income tax rate	2,190	(8,340)
Utilization of tax loss	(2,190)	-
Deferred tax asset not recognized	-	8,340
Actual income tax expenses/(credit)	$ -	$ -

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%. No deferred tax liability or asset has been provided as the Company has taxable loss brought forward from March 31, 2011 and the Company’s future taxable income stream is uncertain.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 10 OPERATING LEASE COMMITMENTS

The Company entered into a rent agreement on March 1, 2010 to lease premises for operation of our Company-owned restaurant for a term of 6 years at a monthly rental rate of $7,475 for the first three years and at prevailing market rate for the last three years.

As of December 31, 2011 and March 31, 2011, the total future minimum lease payments under non-cancellable operating lease in respect of leased premises are payable as follows:-

	December 31, 2011 (Unaudited)	March 31, 2011 (Unaudited)
Year ended March 31,
2012	$ 22,425	$ 89,700
2013	82,225	82,225
Total	$ 104,650	$ 171,925

NOTE 11 RELATED PARTY TRANSACTIONS

Balance with related party	December 31, 2011 (Unaudited)	March 31, 2011 (Unaudited)
Stockholder’s loan:
- Vivian Choi, stockholder (“Choi”)	$ 101,382	$ 151,862

The stockholder’s loan mainly represents the loan advance to the Company by Choi to support the operational expenses and working capital.  This loan agreement was entered by the Company and Choi on November 26, 2009 (date of inception) for a term of five years.  The advance is unsecured, non-interest bearing and repayable on November 25, 2014.

NOTE 12 CERTAIN RISK AND CONCENTRATION

Credit risk

As of December 31, 2011 and March 31, 2011, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the periods presented.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 13 SUBSEQUENT EVENT

On March 29, 2012, the Company, its sole shareholder Ms. Vivian Choi and Studio II Brands, INC (“Studio II”) through its wholly-owned subsidiary, Hippo Lace Limited (“HLL”), entered into Stock Purchase Agreement whereby Studio II agreed to issue 2,938,492 shares of the common stock to Ms. Vivian Chow to acquire all of the issued and outstanding shares of common stock of the Company. Upon consummation of the transaction, Studio II would become the ultimate holding entity of the Company.  The issuance of Studio II’s shares for the stock purchase transaction was a private placement transaction, and the shares issued in the stock purchase transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by Regulation S promulgated under the Securities Act. Accordingly, all Studio II’s shares issued in the stock purchase transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.